SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2001

                             UNICAPITAL CORPORATION
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                    001-13973                  65-0788314
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


   Aventura Corporate Center 20801 Biscayne Boulevard,
            Suite 403, Aventura, Florida                           33180
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     (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (305) 899-5000
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       (Former name or former address, if changed since last report)


Item 5.  Other Events.

      As previously reported, UniCapital Corporation, a Delaware corporation (the "Company"), together with substantially all of its direct and indirect subsidiaries (the "Debtors"), filed voluntary Petitions for Relief under the provisions of Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York ("Bankruptcy Court"), Case Nos. 00-B-42719 through 00-B-42838 Jointly Administered (the "Bankruptcy Cases"), on December 11, 2000. The Company retains control of its assets and is authorized to operate its business as a debtor in possession under the jurisdiction of the Bankruptcy Court.

      Due to the Chapter 11 proceeding, the Company will not file its Reports on Form 10-Q and Form 10-K. As a result of the Chapter 11 proceeding, the Company and the other Debtors are filing with the Bankruptcy Court the Monthly Report of Cash Receipts and Disbursements (the "Cash Flow Report"), a Plan of Reorganization for the Company and its Affiliates (the "Plan of Reorganization") and a Disclosure Statement relating to the Plan of Reorganization (the "Disclosure Statement"). As previously reported, the Company intends to file with the Securities and Exchange Commission (the "SEC"), each under the cover of a Form 8-K, the Monthly Cash Flow Report filed with the Bankruptcy Court. In addition, following the approval of the Disclosure Statement by the Bankruptcy Court, the Company intends to file that document with its exhibits (including the Plan of Reorganization) with the SEC under the cover of a Form 8-K.

      On November 16, 2001, the Bankruptcy Court entered an order approving the form of Notice of Hearing to Consider Approval of Disclosure Statement and Establishment of Procedures and a Deadline for Filing Objections Thereto (the "Notice"). As stated in the Notice, the Bankruptcy Court scheduled the hearing on the approval of the Disclosure Statement and the solicitation procedures for the Plan of Reorganization for December 12, 2001, at 2:00 p.m. Exhibit 99.1 to this Current Report on Form 8-K contains the text of the Notice.

      On November 16, 2001 the Debtors also filed their proposed Disclosure Statement with the Bankruptcy Court. The Disclosure Statement has not yet been approved by the Bankruptcy Court. Exhibit 99.2 to this Current Report on Form 8-K contains the text of the proposed Disclosure Statement. The Disclosure Statement includes four exhibits:

      Exhibit 1 -  First Amended Plan of Reorganization of UniCapital
                   Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code
      Exhibit 2 -  Subjects of Investigation and Potential Defendants in
                   Litigation by the Debtors
      Exhibit 3 -  Summary of Possible Sales Tax Exposure
      Exhibit 4 -  Schedule of Collateral Values

These four exhibits are attached to this current Report on Form 8-k as Exhibits
99.3 through 99.6.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

        99.1 Notice of Hearing to Consider Approval of Disclosure Statement and Establishment of Procedures and a Deadline for Filing Objections Thereto
        99.2 Disclosure Statement Relating to First Amended Plan of Reorganization of UniCapital Corporation and
               Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code
        99.3 First Amended Plan of Reorganization of UniCapital Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code
        99.4 Subjects of Investigation and Potential Defendants in Litigation by the Debtors
        99.5   Summary of Possible Sales Tax Exposure
        99.6   Schedule of Collateral Values


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNICAPITAL CORPORATION

                                            By:  /s/ E. Talbot Briddell
                                                 ---------------------------
                                                 Name:  E. Talbot Briddell
                                                 Title: Chief Executive Officer


Dated:  November 30, 2001


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                                  EXHIBIT INDEX


Exhibit No.    Document Description
-----------    --------------------

99.1 Notice of Hearing to Consider Approval of Disclosure Statement and Establishment of Procedures and a Deadline for Filing Objections Thereto
99.2 Disclosure Statement Relating to First Amended Plan of Reorganization of UniCapital Corporation and Debtor
               Subsidiaries Under Chapter 11 of the Bankruptcy Code
99.3           First Amended Plan of Reorganization of UniCapital
               Corporation and Debtor Subsidiaries Under Chapter 11 of the Bankruptcy Code
99.4 Subjects of Investigation and Potential Defendants in Litigation by the Debtors
99.5           Summary of Possible Sales Tax Exposure
99.6           Schedule of Collateral Values